SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                          Date of Report: April 2, 1997



                        BANKUNITED FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its charter)



    FLORIDA                       5-43936                      65-0377773
    -------                       -------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 569-2000

Item 5.           OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing that the Board of Directors of BankUnited Financial Corporation had authorized a repurchase program for certain of its equity securities.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              BANKUNITED FINANCIAL CORPORATION




                                              By: /S/ NANCY L. ASHTON
                                                  -----------------------------
                                                   Nancy L. Ashton
                                                      Senior Vice President and
                                                      Assistant Secretary






Dated:  April 7, 1997

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS




EXHIBIT
  NO.
-------

 20.1       Press Release regarding a stock repurchase program